[LETTERHEAD]




                                                           April 28, 1997


U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  SCM Portfolio Fund, Inc.

Gentlemen:

     We are counsel to SCM Portfolio Fund, Inc. (the "Fund"). As such, we have reviewed Post-Effective Amendment No. 9 to the Registration Statement of the Fund to be filed pursuant to paragraph (b) of Rule 485 promulgated under the Securities Act of 1933.

     In our judgment, Post-Effective Amendment No. 9 to the Registration Statement does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

     We consent to the inclusion of this written representation as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement of the Fund.

                                             Very truly yours,

                                             STRADLEY RONON STEVENS & YOUNG, LLP

                                             /s/ Joseph V. Del Raso
                                             Joseph V. Del Raso
JDR/go